UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2011

Omega Water Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-164245	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 South Eastern Ave., Suite A -786 Henderson, Nevada 89052
(Address of principal executive offices)(Zip Code)

(702) 465-5901
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On April 11, 2011, Omega Water Corp. (the “Company”) notified Chang Park, CPA, Ph. D. (“Chang Park”) that the Company had dismissed Chang Park as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Chang Park regarding the Company’s financial statements as of November 30, 2009 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from August 7, 2009 (inception) through November 30, 2009 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Chang Park, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, August 7, 2009 (inception) through November 30, 2009, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Chang Park on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Chang Park, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from August 7, 2009 (inception) through November 30, 2009.  There were no reportable events, as listed in Item 304(a)(1)(iv)(B) of Regulation S-B.

Chang Park was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  The response from Chang Park is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 11, 2011, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of M&K CPAS, PLLC (“M&K CPAS”), the Company’s new independent registered public accountants, which appointment M&K CPAS has accepted with the dismissal of Chang Park.

During the two most recent fiscal years and the interim period preceding the engagement of M&K CPAS, the Company has not consulted with M&K CPAS regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by M&K CPAS or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.   The Company did not have any disagreements with Chang Park and therefore did not discuss any past disagreements with M&K CPAS.

Item 9.01  Financial Statements and Exhibits

Exhibits

No.	Description

16.1	Letter dated April 11, 2011 from Chang Park, CPA, Ph. D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Water Corp.
(Registrant)

Date: April 12, 2011	By:	/s/ Aris Giannopoulos
Name: Aris Giannopoulos
Title: President and Chief Executive Officer

Exhibits List:

No.	Description

16.1	Letter dated April 11, 2011 from Chang Park, CPA, Ph. D.